UNIFIED SERIES TRUST

IMS Capital Value

IMS Strategic Allocation Fund

IMS Strategic Income Fund

Supplement to the Statement of Additional Information

Dated

August 31, 2007

Supplement effective July 3, 2008

Portfolio Managers:  Effective January 30, 2008, Joseph Ledgerwood is a co-portfolio manager of the IMS Capital Value Fund, and Don Shute is a co-portfolio manager of the IMS Strategic Income Fund. As a result, the information below supplements the information found under the heading “About the Portfolio Managers” beginning on page 20 of the Statement of Additional Information: Mr. Joseph Ledgerwood serves as a co-portfolio manager of the Capital Value Fund and Don Shute serves as a co-portfolio manager of the Strategic Income Fund (each a “Portfolio Manager”). As of December 31, 2007 each Portfolio Manager was responsible for the management of the following types of accounts, in addition to the Funds:

Portfolio Manager	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Joseph Ledgerwood	Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: 0	N/A N/A N/A	N/A N/A N/A	N/A N/A N/A
Don Shute	Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: 1	N/A N/A $4 million	N/A N/A 0	N/A N/A N/A

Each Portfolio Manager is compensated for his services by the Advisor. For the year ended December 31, 2007, Mr. Ledgerwood’s compensation consisted of a fixed base salary. Mr. Ledgerwood also has been granted phantom stock. The amount of phantom stock granted was determined at the discretion of the principals of the firm, and was based on Mr. Ledgerwood’s length of service with the firm. For the year ended December 31, 2007, Mr. Shute’s compensation consisted of a fixed base salary. In addition, both Mr. Ledgerwood and Mr. Shute participate in the Advisor’s profit sharing plan. Such arrangement provides incentive for the Portfolio Managers to increase revenue through the production of excellent research and decisionmaking.

Portfolio Manager	Name of Fund	Dollar Range of Fund Shares
Joseph Ledgerwood	Value Fund Strategic Income Fund Strategic Allocation Fund	$10,001 - $50,000 $10,001 - $50,000 $10,001 - $50,000
Don Shute	Value Fund Strategic Income Fund Strategic Allocation Fund	None Less than $10,000 None

Trustees and Officers of the Funds: The following information supplements the information found under the heading “Trustees and Officers”, beginning on page 22 of the Statement of Additional Information: Effective December 1, 2007, Nancy V. Kelly is a Trustee of the Unified Series Trust (the “Trust”). Ms. Kelly (Age 52) has been an Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001. Ms. Kelly is deemed an interested Trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Funds’ distributor. As an interested Trustee, Ms. Kelly receives no compensation from any of the Funds. As of December 31, 2007, she owns no shares of any of the Funds.

Effective May 19, 2008, Kenneth G.Y. Grant is an Independent Trustee of the Trust. Mr. Grant (Age 59) has been Senior Vice President and Chief Officer, Corporate Development of Northeast Retirement Services, Inc. since 2003, Senior Vice President of Savings Banks Employees Retirement Association since 2003, and Senior Vice President of Advisors Charitable Gift Fund since 2003. He is also Treasurer and past Chair, Board of Directors of Massachusetts Council of Churches, and a Member, Presbytery of Boston, Presbyterian Church (U.S.A.). For his services as an Independent Trustee, Mr. Grant will receive $38,000 annually from the Trust on an aggregate basis. The Trust currently consists of 34 series, so it is estimated that Mr. Grant will receive approximately $1,118 annually from each Fund. As of June 30, 2008, Mr. Grant owns no shares of any of the Funds.

Effective February 22, 2008, the Board of Trustees of the Trust appointed William Murphy as the Interim Treasurer and Chief Financial Officer of the Trust to fill the vacancy created by the resignation of the prior Treasurer. Mr. Murphy (Age 45) has been the Manager of Fund Administration for Unified Fund Services, Inc., the Trust’s administrator, since October 2007. He was Supervisor, Separate Accounts Administration, for American United Life Insurance Company from 2000 to October 2007. Mr. Murphy does not receive any compensation from the Funds.

Effective October 8, 2007, the address for all Trustees and Officers of Unified Series Trust is: 2960 N. Meridian St., Suite 300

Indianapolis, IN 46208

Disclosure of Portfolio Holdings

The fourth paragraph in the section “Disclosure of Portfolio Holdings” is hereby deleted in its entirety and replaced with the following:

The Funds currently have ongoing arrangements to release monthly portfolio holdings within 10 days after the end of each month to Beacon Pointe Advisors, LLC (“Consultants”). The information is used by the Consultants to provide investment consulting services to clients that are existing or potential investors in the Funds. Information is released pursuant to an agreement between the Advisor and the Consultant, pursuant to which the Consultant agrees to keep the information strictly confidential and not to disclose the information to any person, except for the Consultant’s clients who reasonably need to know the contents of the information in connection with their existing or potential investment and who agree to keep the information strictly confidential. The agreement with each Consultant further states that the Consultant is not authorized to use the confidential information in a manner adverse to the interests of the Funds’ shareholders or for personal trading by the Consultant or its personnel.

Fund Service Providers

Effective October 8, 2007, the address for Unified Fund Services, Inc., the Funds’ transfer agent, dividend disbursing agent, fund accounting agent, and administrator, is:

2960 N. Meridian St., Suite 300

Indianapolis, IN 46208

          Effective July 1, 2008, Forside Distributors, LLC, 3435 Stelzer Rd, Columbus, OH 43219 serves as the exclusive agent for distribution of shares of the Funds.

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This Supplement supersedes and replaces prior supplements to the Statement of Additional Information dated August 31, 2007. Shareholders should read this Supplement in conjunction with the Statement of Additional Information, as well as the Funds’ prospectus. These documents provide information that you should know before investing, and should be retained for future reference. These documents are available upon request and without charge by calling Shareholder Services at (800) 934-5550.

                 Supplement dated July 3, 2008